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                         [ANDERSEN LOGO APPEARS HERE]

                                                                   Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 20, 2001, included in Glycogenesys, Inc.'s (formerly SafeScience, Inc.) Form 10-K/A for the two years ended December 31, 2000, and to all references to our firm included in this registration statement.


/S/  ARTHUR ANDERSEN LLP

Arthur Andersen LLP

Boston, Massachusetts

June 10, 2002